Exhibit 99.2

XCF Global Announces Leadership Appointments to Support Growth and Integration

Wray Thorn appointed President and Chief Financial Officer; Harvey Schnitzer to transition to Director of Integration

Houston, TX – October 22, 2026 – XCF Global Inc. (“XCF”) (Nasdaq: SAFX), a growing U.S.-based producer of renewable diesel and sustainable aviation fuel (“SAF”), today announced leadership appointments designed to support the Company’s continued growth, strategic execution and organizational integration.

Wray Thorn has been appointed President and Chief Financial Officer of XCF Global, expanding his involvement with the Company from his role as Chair of the Finance Committee of XCF’s Board of Directors. Mr. Thorn will partner closely with Chris Cooper, XCF’s CEO, and the Board to lead the Company in its mission to build a global leader in the alternative fuel sector through development, licensing and acquisitions. Mr. Thorn will lead XCF’s corporate and financial activities, focusing on strengthening the Company’s financial and operating platform and executing its growth strategy. Harvey Schnitzer, who has served as Interim Chief Financial Officer, is transitioning to the role of Director of Integration. In this position, he will lead efforts to bring together XCF’s expanding organization and advance integration priorities across the business.

“Having been part of the inspiration in forming XCF, Wray brings deep knowledge of the company, our strategy and our opportunities ahead, and has meaningfully supported our growth and capital formation efforts,” said Mr. Cooper. “His extensive experience building businesses, particularly in the transportation and energy industries, and his background in intentional strategic organizational leadership, corporate growth management, acquisitions, and capital formation, adds substantial depth to our leadership team. We’re very grateful to Harvey for his important leadership as Interim CFO, and pleased that he will be staying with the company and supporting Wray in the ongoing integration of our financial and operating platform. A key part of our ongoing success will be our leadership team, and Wray and I intend to continue to assemble an outstanding industry-leading team to execute on our exciting growth objectives.”

Mr. Thorn brings more than three decades of experience as a business builder, investment leader, chief investment officer, lead board member and executive consigliere. Mr. Thorn has significant expertise in investment firm building and leadership, complex direct and indirect private investing, global corporate financing and capital formation, risk management frameworks, and corporate shareholder value creation. Mr. Thorn is a Partner and Founder of Focus Impact Partners as well as Founder & CEO of Clear Heights Capital and has been CIO of Focus Impact Acquisition Corp. and Focus Impact BH3 Acquisition Co. Prior to forming Focus Impact Partners, Mr. Thorn served as Managing Director and Chief Investment Officer – Private Investments at Two Sigma Investments, where he built and led the firm’s private equity (Sightway Capital), venture (Two Sigma Ventures) and impact (Two Sigma Impact) investment businesses. On behalf of both private capital and institutional investors, Mr. Thorn grew Two Sigma’s private investment businesses during his 9-year tenure to ~$4bn in AUM and ~90 team members. In particular at Sightway Capital, Mr. Thorn led the building of 15+ platform companies in sub-verticals of transportation, infrastructure, financial services, energy and real assets.

Prior to Two Sigma, Mr. Thorn was a Senior Managing Director with Marathon Asset Management, a Director with Fox Paine & Co., a Principal at Dubilier & Co. and began his career at Chemical Bank (today, J.P. Morgan) in the Acquisition Finance Group. Over the course of his career, Mr. Thorn has participated in approximately 300 transactions, acquisitions, corporate financing, fundraising and other principal transactions representing more than $32 billion in aggregate consideration. including 40+ direct private equity investments, 90+ direct venture investments and 40+ 3rd-party managed fund investments, representing more than $3 billion in invested capital. Mr. Thorn has also been a part of driving shareholder value creation and corporate growth as member of boards, advisory boards and committees of ~45 businesses and investment funds. Mr. Thorn is committed to giving back to the community, serving as Co-Chair of the Board of Youth, INC, Vice-Chair of the Board of Futures and Options and a trustee of the Randall’s Island Park Alliance. In his 15+ years working with Youth, INC, a venture philanthropy organization in New York City, Mr. Thorn has been a part of raising more than $100m endeavoring to improve the lives of NYC youth by empowering more than 175 grass-roots non-profits that serve them.

About XCF Global, Inc.

XCF Global, Inc. ("XCF") is a U.S.-based producer of renewable diesel and sustainable aviation fuel ("SAF") focused on decarbonizing transportation while supporting domestic fuel supply and energy security. The Company's flagship facility, New Rise Renewables Reno, has a permitted nameplate production capacity of 38 -40 million gallons per year. XCF intends to advance a pipeline of potential expansion opportunities in Nevada, North Carolina and Florida and to build relationships across the energy and transportation sectors that it believes could support the scaling of renewable fuels production. Any such opportunities remain subject to, among other factors, feasibility assessments, financing, regulatory approvals and market conditions. XCF is listed on the Nasdaq Capital Market and trades under the symbol SAFX.

Contacts

XCF Global: Corporate Communications
media@xcf.global

Cautionary Note Regarding Forward-Looking Statements

This Press Release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global's expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with Focus Impact BH3 Acquisition Company (the "Business Combination"), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global's expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global's offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global's ability to regain compliance with Nasdaq's continued listing standards and thereafter continue to meet Nasdaq's continued listing standards; (6) XCF Global's ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global's ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility's ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility's ability to continue producing renewable diesel in commercial quantities without interruption as the Company advances its planned transition toward SAF production; (10) XCF Global's ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global's ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global's ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global's and New Rise's key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global's reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) LOIs and MOUs may not advance to definitive agreements or commercial deployment; (22) the effects of increased costs associated with operating as a public company; and (23) various factors beyond management's control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global's filings with the Securities and Exchange Commission ("SEC"), including its most recent Form 10-K, filed with the SEC on March 31, 2026, its most recent Quarterly Report on Form 10-Q, filed with the SEC on August 17, 2026, this Press Release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global's expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global's assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.